                                                                    EXHIBIT 99.7

CASE NAME:          KEVCO MANUFACTURING, LP                        ACCRUAL BASIS

CASE NUMBER:        401-40784-BJH-11

JUDGE:              BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------         -------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                       JULY 5, 2001
---------------------------------------         -------------------------------
Printed Name of Responsible Party                            Date

PREPARER:

/s/ Dennis S. Faulkner                               DEBTOR'S ACCOUNTANT
---------------------------------------         -------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                       JULY 5, 2001
---------------------------------------         -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 1

CASE NUMBER:   401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED              MONTH
ASSETS                                                                AMOUNT              MAY-01          MONTH       MONTH
------                                                              ---------             ------          -----       -----

1.     Unrestricted Cash (FOOTNOTE)                                       41,683            15,478
2.     Restricted Cash
3.     Total Cash                                                         41,683            15,478          0           0
4.     Accounts Receivable (Net) (FOOTNOTE)                            7,974,696         2,321,151
5.     Inventory (FOOTNOTE)                                           14,793,828         1,890,477
6.     Notes Receivable
7.     Prepaid Expenses                                                  196,584           129,240
8.     Other (Attach List)                                                     0                 0          0           0
9.     Total Current Assets                                           23,006,791         4,356,346          0           0
10.    Property, Plant & Equip. (FOOTNOTE)                            32,082,187        13,793,868
11.    Less: Accumulated Depreciation (FOOTNOTE)                      (7,696,543)       (2,766,863)
12.    Net Property, Plant & Equipment                                24,385,644        11,027,005          0           0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)                8,369,096                 0          0           0
15.    Other (Attach List)                                            13,541,943        32,518,036          0           0
16.    Total Assets                                                   69,303,474        47,901,387          0           0

POST PETITION LIABILITIES

17.    Accounts Payable                                                                    127,980
18.    Taxes Payable (FOOTNOTE)                                                            143,932
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                 634,232          0           0
23.    Total Post Petition Liabilities                                                     906,144          0           0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                        75,885,064        38,219,089
25.    Priority Debt (FOOTNOTE)                                        1,383,756
26.    Unsecured Debt (FOOTNOTE)                                       5,139,545         3,621,987
27.    Other (Attach List)                                           197,008,999       197,951,008          0           0
28.    Total Pre Petition Liabilities                                279,417,364       239,792,084          0           0
29.    Total Liabilities                                             279,417,364       240,698,228          0           0

EQUITY

30.    Pre Petition Owners' Equity                                                    (210,107,292)
31.    Post Petition Cumulative Profit Or (Loss)                                       (20,230,061)
32.    Direct Charges To Equity (Attach Explanation Footnote)                           37,540,512
33.    Total Equity                                                                   (192,796,841)         0           0
34.    Total Liabilities and Equity                                                     47,901,387          0           0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED           MONTH
ASSETS                                                             AMOUNT           MAY-01              MONTH           MONTH
------                                                           ---------          ------              -----           -----

A.                                                                                                          0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                              0                0                0                0

A.      Goodwill: Consolidated Forest Products (FOOTNOTE)         8,369,096
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                           8,369,096                0                0                0

A.      Intercompany Receivables (FOOTNOTE)                      13,541,943       32,518,036
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                    13,541,943       32,518,036                0                0

POST PETITION LIABILITIES

A.      Accrued Payroll                                                              409,289
B.      Accrued Liabilities (FOOTNOTE)                                               224,943
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                               634,232                0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                             68,508,999       69,451,008
B.      10 3/8% Senior Sub. Notes                               105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                              23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                          197,008,999      197,951,008                0                0

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 2

CASE NUMBER:   401-40784-BJH-11

INCOME STATEMENT

                                                      MONTH                                              QUARTER
REVENUES                                             MAY-01              MONTH            MONTH           TOTAL
--------                                             ------              -----            -----          -------

1.    Gross Revenues                                2,829,039                                            2,829,039
2.    Less: Returns & Discounts                      (101,473)                                            (101,473)
3.    Net Revenue                                   2,727,566                0                 0         2,727,566

COST OF GOODS SOLD

4.    Material                                      2,099,757                                            2,099,757
5.    Direct Labor                                    129,867                                              129,867
6.    Direct Overhead                                 121,057                                              121,057
7.    Total Cost of Goods Sold                      2,350,681                0                 0         2,350,681
8.    Gross Profit                                    376,885                0                 0           376,885

OPERATING EXPENSES

9.    Officer / Insider Compensation                   17,790                                               17,790
10.   Selling & Marketing                               5,227                                                5,227
11.   General & Administrative                         36,358                                               36,358
12.   Rent & Lease                                     15,490                                               15,490
13.   Other (Attach List)                             321,418                0                 0           321,418
14.   Total Operating Expenses                        396,283                0                 0           396,283
15.   Income Before Non-Operating
      Income & Expense                                (19,398)               0                 0           (19,398)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                  (2,542)               0                 0            (2,542)
17.   Non-Operating Expense (Att List)                245,551                0                 0           245,551
18.   Interest Expense                                                                                           0
19.   Depreciation / Depletion                          2,110                                                2,110
20.   Amortization                                                                                               0
21.   Other (Attach List)                                                                                        0
22.   Net Other Income & Expenses                    (245,119)               0                 0          (245,119)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                          0
24.   U.S. Trustee Fees                                                                                          0
25.   Other (Attach List)                                                                                        0
26.   Total Reorganization Expenses                         0                0                 0                 0
27.   Income Tax                                                                                                 0
28.   Net Profit (Loss)                              (264,517)               0                 0          (264,517)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                             ACCRUAL BASIS - 2


INCOME STATEMENT

                                                    MONTH                                               QUARTER
OPERATING EXPENSES                                 MAY-01              MONTH             MONTH           TOTAL
------------------                                 ------              -----             -----          -------

A.    Payroll & Employee Benefits                   207,732                                               207,732
B.    Insurance Expense                              60,379                                                60,379
C.    Utilities and Telephone                         6,582                                                 6,582
D.    Taxes                                          46,725                                                46,725
E.                                                                                                              0

TOTAL OTHER OPERATING EXPENSES - LINE 13            321,418                 0                 0           321,418


OTHER INCOME & EXPENSES

A.    Miscellaneous Income                           (2,542)                                               (2,542)
B.                                                                                                              0
C.                                                                                                              0
  TOTAL NON-OPERATING INCOME - LINE 16               (2,542)                0                 0            (2,542)

A.    Interco. working capital charge                20,900                                                20,900
B.    Loss on sale of Design Comp. (FOOTNOTE)       224,651                                               224,651
C.                                                                                                              0
D.

  TOTAL NON-OPERATING EXPENSE - LINE 17             245,551                 0                 0           245,551

REORGANIZATION EXPENSES

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25             0                 0                 0                 0

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 3

CASE NUMBER:   401-40784-BJH-11

CASH RECEIPTS AND                             MONTH                                                  QUARTER
DISBURSEMENTS                                MAY-01             MONTH               MONTH             TOTAL
-----------------                            ------             -----               -----            -------

1.   Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP       SUPPLEMENT TO ACCRUAL BASIS - 3
                                             MAY, 2001
CASE NUMBER:   401-40784-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP          MFG          MGMT     HOLDING       COMP     KEVCO INC        TOTAL
                                               --------          ---          ----     -------       ----     ---------        -----

 1     CASH-BEGINNING OF MONTH                       --      (66,617)   15,894,069       5,010      6,050         1,000   15,839,512

    RECEIPTS FROM OPERATIONS
 2     CASH SALES                                    --           --                                                              --
    COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                  --           --                                                              --
 4     POST PETITION                          1,632,245    3,693,478                                                       5,325,723

 5     TOTAL OPERATING RECEIPTS               1,632,245    3,693,478            --          --         --            --    5,325,723

    NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                           --                                                              --
 7     SALE OF ASSETS                         4,482,109      484,077                                                       4,966,186
 8     OTHER                                     90,909           --       157,652          --         --       106,188      354,749
       INTERCOMPANY TRANSFERS                  (478,997)  (1,518,081)    2,103,266          --         --      (106,188)          --
                 SALE EXPENSE REIMBURSEMENT
                 LIFE INSURANCE CASH VALUE                                 107,606
                 RENT                            32,000
                 TAX REFUND                                                                                     106,188
                 MISC                            58,909                                                 --
                 INTEREST INCOME                                            50,046

 9     TOTAL NON OPERATING RECEIPTS           4,094,021   (1,034,004)    2,260,918          --         --            --    5,320,935

10     TOTAL RECEIPTS                         5,726,266    2,659,474     2,260,918          --         --            --   10,646,658

11     CASH AVAILABLE                         5,726,266    2,592,857    18,154,987       5,010      6,050         1,000   26,486,170

    OPERATING DISBURSEMENTS
12     NET PAYROLL                              700,664      526,941       203,943                                         1,431,548
13     PAYROLL TAXES PAID                                         --       647,797                                           647,797
14     SALES, USE & OTHER TAXES PAID             11,522           --            --                                            11,522
15     SECURED/RENTAL/LEASES                    177,239       36,916        37,642                                           251,797
16     UTILITIES                                 67,692       10,668        66,785                                           145,145
17     INSURANCE                                 14,687           --       490,925                                           505,612
18     INVENTORY PURCHASES                       10,627    1,173,682            --                                         1,184,309
19     VEHICLE EXPENSE                           17,018       16,375            --                                            33,393
20     TRAVEL                                     9,370       25,190           864                                            35,424
21     ENTERTAINMENT                              4,182          524           107                                             4,813
22     REPAIRS & MAINTENANCE                     10,148       28,139            --                                            38,287
23     SUPPLIES                                   1,839       16,336        12,624                                            30,799
24     ADVERTISING                                   --           --            --                                                --
25     OTHER                                  4,701,250      742,608       235,456          --          --           --    5,679,314
               LOAN PAYMENTS                  4,482,109      484,077            --                                         4,966,186
                 FREIGHT                         87,851      144,842                                                         232,693
                 CONTRACT LABOR                   1,183          346        59,580                                            61,109
                 401 K PAYMENTS                                   --        54,196                                            54,196
                 PAYROLL TAX ADVANCE ADP                                                                                          --
                 WAGE GARNISHMENTS                                                                                                --
                 MISC                           130,107      113,343       121,680                                           365,130

26     TOTAL OPERATING DISBURSEMENTS          5,726,238    2,577,379     1,696,143          --          --           --    9,999,760

    REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                          --       196,900                                           196,900
28     US TRUSTEE FEES                                            --                                                              --
29     OTHER                                                                                                                      --
30     TOTAL REORGANIZATION EXPENSE                  --           --       196,900          --          --           --      196,900

31     TOTAL DISBURSEMENTS                    5,726,238    2,577,379     1,893,043          --          --           --   10,196,660

32     NET CASH FLOW                                 28       82,095       367,875          --          --           --      449,998

33     CASH- END OF MONTH                            28       15,478    16,261,944       5,010       6,050        1,000   16,289,510

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11

                                                 SCHEDULED                 MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT                 MAY-01                MONTH             MONTH
-------------------------                        ---------                ------                -----             -----

1.   0 - 30                                                             1,898,279
2.   31 - 60                                                              388,094
3.   61 - 90                                                               34,778
4.   91 +
5.   Total Accounts Receivable                       7,974,696          2,321,151                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                       7,974,696          2,321,151                0                  0

AGING OF POST PETITION                                     MONTH:     MAY-01
TAXES AND PAYABLES                                               ---------------

                                     0 - 30             31 - 60               61 - 90               91 +
TAXES PAYABLE                          DAYS                DAYS                  DAYS               DAYS              TOTAL
-------------                        ------             -------               -------               ----              -----

1.   Federal                                                                                                             --
2.   State                                                                                                               --
3.   Local                                                                                                               --
4.   Other (See Below)                                                                                                   --
5.   Total Taxes Payable                 --                  --                    --                 --                 --
6.   Accounts Payable                98,172              29,808                                                     127,980

                                                           MONTH:     MAY-01
                                                                 ---------------

STATUS OF POST PETITION TAXES

                                          BEGINNING TAX     AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                     LIABILITY*       AND/OR ACCRUED       (AMOUNT PAID)       LIABILITY
-------                                   -------------     ---------------       -------------      ----------

1.   Withholding **                                                  61,534             (61,534)              0
2.   FICA - Employee **                                              39,597             (39,597)              0
3.   FICA - Employer **                                              39,597             (39,597)              0
4.   Unemployment                                                     1,244              (1,244)              0
5.   Income                                                                                                   0
6.   Other (Attach List)                                                                                      0
7.   Total Federal Taxes                              0             141,972            (141,972)              0

STATE AND LOCAL

8.   Withholding                                                      8,686              (8,686)              0
9.   Sales (FOOTNOTE)                            10,984                                                  10,984
10.  Excise                                                                                                   0
11.  Unemployment                                                     5,191              (5,191)              0
12.  Real Property                                                                                            0
13.  Personal Property (FOOTNOTE)                16,621             116,327                             132,948
14.  Other (Attach List)                                                                                      0
15.  Total State And Local                       27,605             130,204             (13,877)        143,932
16.  Total Taxes                                 27,605             272,176            (155,849)        143,932

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 5

CASE NUMBER:   401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                           MONTH:     MAY-01
                                                                 ---------------

BANK RECONCILIATIONS                             Account # 1           Account # 2
--------------------                             -----------           -----------
A.   BANK:                                    Bank of America      GWJones Exch Bank     Other Accounts         TOTAL
B.   ACCOUNT NUMBER:                            3751764595             0005006226        (Attach List)
C.   PURPOSE (TYPE):                        DIP Disbursement-BB    DIP Disbursement-DF
1.   Balance Per Bank Statement                          44,105                43,659                --              87,764
2.   Add: Total Deposits Not Credited                                          17,733                --              17,733
3.   Subtract: Outstanding Checks                       (43,802)              (57,956)               --            (101,758)
4.   Other Reconciling Items                                                                         --                  --
5.   Month End Balance Per Books                            303                 3,436                --               3,739
6.   Number of Last Check Written                   N/A                   N/A

INVESTMENT ACCOUNTS

                                                    DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                         --------           ----------        --------------       -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand                                                                                                 11,739
     Reclass to Accounts Payable
13.  Total Cash - End of Month (FOOTNOTE)                                                                             15,478

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 6

CASE NUMBER:   401-40784-BJH-11

                                                           MONTH:     MAY-01
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                TYPE OF                           AMOUNT               TOTAL PAID
       NAME                     PAYMENT                            PAID                  TO DATE
       ----                     -------                           ------               ----------

1.   Lee Denham              Payroll/severance                                           134,620
2.   Lee Denham              Expense Reimb.                                                  254
3.   Jim Connors             Consulting fees and expenses            17,790               69,888
4.
5.   (Attach List)
6.   Total Payments To Insiders                                      17,790              204,762

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                   TOTAL
                                        AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID       INCURRED
              NAME                        PAYMENT        APPROVED        PAID        TO DATE        & UNPAID *
              ----                      -----------      --------       ------      ----------      ----------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals                                             --           --              --              --

   * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                             SCHEDULED       AMOUNTS         TOTAL
                                              MONTHLY         PAID           UNPAID
                                              PAYMENTS        DURING          POST
         NAME OF CREDITOR                       DUE           MONTH         PETITION
         ----------------                    ---------       -------        --------

1.   Bank of America (FOOTNOTE)                 N/A         $ 3,680,978    $ 38,219,089
2.   Status of Leases Payable (FOOTNOTE)                        Unknown
3.
4.
5.   (Attach List)
6.   TOTAL                                     $  --        $ 3,680,978    $ 38,219,089

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 7

CASE NUMBER:   401-40784-BJH-11

                                                           MONTH:     MAY-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                            YES         NO
                                                                                            ---         --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                 X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                             X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                    X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                             X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                          X

6.       Are any Post Petition Payroll Taxes past due?                                                   X

7.       Are any Post Petition State or Federal Income Taxes past due?                                   X

8.       Are any Post Petition Real Estate Taxes past due?                                               X

9.       Are any other Post Petition Taxes past due?                                                     X

10.      Are any amounts owed to Post Petition creditors delinquent?                                     X

11.      Have any Pre Petition Taxes been paid during the reporting period?                              X

12.      Are any wage payments past due?                                                                 X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

    SEE FOOTNOTE

INSURANCE

                                                                                            YES         NO
                                                                                            ---         --

1.       Are Worker's Compensation, General Liability and other necessary                    X
         insurance coverages in effect?

2.       Are all premium payments paid current?                                              X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                     CARRIER                   PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
   --------------                     -------                   --------------            --------------------------

Property                           Lexington, Allianz                5/29/00-9/1/01           Annual      $  171,771
Group Health                       Blue Cross/Blue Shield       Debtor is self-insured        Annual       1,709,506
Auto                               Liberty Mutual                     9/1/00-9/1/01           Annual         101,505
General Liability                  Liberty Mutual                     9/1/00-9/1/01           Annual         141,519
Umbrella                           National Union                     6/1/00-9/1/01           Annual          46,651
Workers Compensation               Liberty Mutual                     9/1/00-9/1/01           Annual         644,601

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP

CASE NUMBER:   401-40784-BJH-11

                                                       MONTH:    MAY 31, 2001
                                                             -------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE / EXPLANATION
------         -----------          ----------------------

1                  1                Pursuant to the February 12, 2001 Order (1) Authorizing
3                  1                Continued Use of Existing Forms and Records; (2) Authorizing
                                    Maintenance of Existing Corporate Bank Accounts and Cash
                                    Management System; and (3) Extending Time to Comply with 11
                                    U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                                    America and Key Bank deposit accounts are swept daily into
                                    Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco
                                    Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                    Accordingly, all cash receipts and disbursements flow through
                                    Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                                    Accrual Basis -3. Debtor maintains several small petty cash accounts for use by its operating divisions that are included in the cash supplement schedule.

1                  4,5              (A) Pursuant to an Asset Purchase Agreement approved by the
1                  10,11            Court on February 23, 2001 and effective as of the same date
1                  14A              among Kevco, Inc., Kevco Manufacturing, LP, Wingate Management
1                  24               Co. II, LP and Adorn, LLC, certain assets and liabilities of
1                  26               Design Components, a division of Kevco Manufacturing, were
2                  17B              transferred to Adorn, LLC. At the effective date of purchase,
6                  1                Buyer assumed certain executory contracts, approximately $1.6
7                  4                million of debtor's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby
                                    reducing pre-petition secured debt. Kevco, Inc.'s report
                                    reflects the transaction detail (see Footnote 1,32).
                                    (B) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on April 3, 2001 and effective as of the same date among
                                    Universal Forest Products Eastern Division, Inc. and Kevco
                                    Manufacturing, LP, Universal purchased the assets (inventory, equipment, machinery and five of the seven facilities at which
                                    Sunbelt Wood Components Division operates) of the Sunbelt
                                    division of Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt. In the course of recording this transaction, the goodwill associated with the purchase of
                                    Consolidated Forest Products was eliminated.
                                    (C) Debtor paid $15 million from available cash during April to
                                    Bank of America to reduce pre-petition secured debt.
                                    (D) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on April 25, 2001 and effective as of April 30, 2001,
                                    Alliance Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                                    Approximately $4 million in sales proceeds were paid directly to
                                    Bank of America thereby reducing pre-petition secured debt.

1                  15A              Intercompany receivables/payables are from/to co-debtors Kevco
1                  27A              Management Co. (Case No. 401-40788-BJH-11), Kevco Distribution,
7                  3                LP (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                                    401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                    401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                    Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                    Inc. (Case No. 401-40783-BJH-11).

1                  18               Sales tax owing is an accrual only and not yet due. Some of the
4                  9, 13            property taxes payable may be pre-petition. Once they are
                                    identified, the monthly operating report will be adjusted.

KEVCO MANUFACTURING INC. MOR's                                        Pg. 1 of 2

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE / EXPLANATION
------         -----------          ----------------------

1                  22B              The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                    Liabilities."

1                  25               Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay
                                    pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1                  32               The direct charges to equity are due to secured debt reductions pursuant to sales of two of Kevco Manufacturing, LP's operating divisions (Design Components and Sunbelt Wood), and the asset sale of the South Region of Kevco Distribution, as well as a direct cash payment of $15 million (see footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                    401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                    (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

6                  2                The Debtor is the lessee on hundreds of real and personal
                                    property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease
                                    payments are reflected in the Debtor's accounts payable system.
                                    To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.


KEVCO MANUFACTURING INC. MOR's                                        Pg. 2 of 2